Exhibit 99.1

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INFOSONICS™

Handset Growth and Trends

Key Growth Drivers

North America Handset Forecast

(MM)
180
160
140
120
100
80
60
40
20
0
CAGR 9%
2002
2003
2004
2005E
2006E
2007E
2008E
2009E

Latin America Handset Forecast

(MM)
100
90
80
70
60
50
40
30
20
10
0
CAGR 19%
2002
2003
2004
2005E
2006E
2007E
2008E
2009E

Source: Gartner, 2005

5

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INFOSONICS™

Benefits of Outsourcing of Services

Vendor Benefits

Selected Vendors

SAMSUNG
VK Mobile
i-mate

INFOSONICS
Value-Added Services

Carrier Benefits

- Focus on core business of providing network coverage
- Gain access to potentially new handset manufacturers
- Provide customers with latest applications

Selected Carriers

Telefónica
américa móvil
SunCom Wireless

7

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INFOSONICS™

InfoSonics' Strategy

Strong Long-Term Outlook

Capital to Fuel Expansion and Growth

Expand Product Offerings

- Leverage infrastructure to broaden offerings with little incremental cost
- Outsourced supply chain services
- Customer base "stickiness"

Latin American Expansion

Pursue New Vendor Relationships

Drive Further Market Penetration

10

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InfoSonics™

Consistent Revenue Growth

$160
$140
$120
$100
$80
$60
$40
$20
$0
In millions
$44.5
$60.9
$73.4
$145.8
CAGR 49%
$19.6
$35.0
79%
2002
2003
2004
2005
4Q 04
4Q 05

16

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INFOSONICS™

Sales By Geography

19.1%
31.3%
49.6%
United States
Argentina
Latin America

FY 2005

11.7%
88.2%
United States
Latin America

FY 2004

17

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INFOSONICS™

Strong Operating Income

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
In thousands
CAGR 76%
498%
$681.5
$1,238.3
$1,332.9
$3,733.2
$212.9
$1,273.2
2002
2003
2004
2005
4Q04
4Q05

Note: Income from Continuing Operations before interest and taxes

18

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InfoSonics™

Superior Gross Margins

10%
8%
6%
4%
2%
0%
7.3%
7.9%
7.6%
8.3%
6.7%
8.9%
2002
2003
2004
2005
4Q 04
4Q 05

19

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InfoSonics™

Effective Receivables Management

- Efficient cash management
- DSO of 35 days in 2005

Accounts Receivable in $ millions
$25
$20
$15
$10
$5
$0
$3.0
$9.4
$7.6
$20.0
20
35
40
35
2002
2003
2004
2005
100
80
60
40
20
0
Days Sales Outstanding
Accounts Receivable
Days Sales Outsanding

20

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Inventory Management

Inventory in $ thousands
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,319
$1,694
$4,641
$5,612
32
38
21
26
2002
2003
2004
2005
40
30
20
10
0
Annual Turns
Inventory
Annual turns

21

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[LOGO]

It pays to be well connected

Joseph Ram

President and Chief Executive Officer

Jeff Klausner

Chief Financial Officer

March 15, 2006

Montgomery & Co Technology Conference

Santa Monica, CA

[LOGO]

Safe Harbor Statement

This presentation contains forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, IFO’s views on future fundraising plans, profitability, revenues, market growth, capital requirements and new product introductions and any other statements identified by phrases such as “thinks,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “goals” or similar words.

The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. Some of these uncertainties and risks include, but are not limited to, the demand for our products, our ability to obtain our products from our suppliers, our ability to maintain commercially feasible margins given significant competition, and other factors. In addition, references to past operating results should not be considered to be indicative of future performance.

Readers, attendees and those listening are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. InfoSonics undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers, attendees and listeners should carefully review the risks described in other documents that InfoSonics files from time to time with the Securities and Exchange Commission (“SEC”), including our Form 10-K for the year ended December 31, 2004 and our Forms 10-Q for the quarter ended September 30, 2005 and prior periods.

Company Overview

InfoSonics customizes, distributes and supports
wireless handsets, devices and accessories for carriers
in the United States and Latin America

[GRAPHIC]	•	Founded in 1993
	•	Long track record of profitability
	•	Substantial opportunity
• Explosive market growth
• Increasing functionality of wireless devices
	•	Primary vendor alignment
• Samsung
• VK Mobile
	•	Leading provider of value-added services and solutions
	•	Headquartered in San Diego, CA

Investment Highlights

•      Substantial growth opportunity

•      US replacement/upgrade rate greater than 75%

•      Technological advances continue to drive handset upgrades

•      Latin America, is one of the top three regions in terms of growth

•      Critical Link in Supply Chain

•      Attractive and solidified partnerships with both vendors and carriers

•      Carriers and handset vendors continue to use distributors in the supply chain process allowing them to focus on their core businesses

•      Latin America and Tier 2 US carriers increasingly use customization and value-added services for branding and to drive higher ARPU

•      Opportunities for field support and services continues to grow

•      Limited Competition

•      Few pure-play wireless distributors

•      Proven track record of profitability and growth

•      Business model produces stronger margins & profitability, relative to our peers

Industry Dynamics and Key Success Factors

Current Industry Dynamics			Key Success Factors

•	Handset growth	--->	•	Build scale to capture opportunity
			•	Align with leading vendors

•	Functionality and technology advances	--->	•	Provide value-added software and services that address market trends
			•	Target geographies that are poised for growth and the technology wave

•	Outsourcing trend	--->	•	Fulfill intermediary position between vendors and carriers
			•	Focus on solutions-based selling

•	Wireless proliferation key to developing country growth	--->	•	Build a local presence in key developing markets
			•	Provide product characteristics that are attractive to local customer base

Handset Growth and Trends

Key Growth Drivers

•      Functionality & technology advances driving replacement market

•      New subscribers

•      Emerging market growth rate stronger than US

•      Phone number portability

•      High repair costs lead to increased new phone purchases

•      Industry consolidation

North America Handset Forecast

[CHART]

Latin America Handset Forecast

[CHART]

Source: Gartner, 2005

Functionality and Technology Trends

[GRAPHIC]

“The future drivers of handset sales growth are going to be 3-D gaming and multimedia.”

Paul Jacobs, President of Qualcomm’s Wireless and Internet Group

•      Streamlined form factors

•      Mobile email

•      Camera phones

•      Integrated MP3 players

•      Increased battery life

•      Mobile game capability

•      Increased carrier ARPU through value-added services

Benefits of Outsourcing of Services

Outsourced customization, distribution and support enables handset vendors and carriers to focus on their core businesses

Vendor Benefits			Carrier Benefits
[LOGO] Value-Added Services
•	Focus on core business of developing new handsets		•	Focus on core business of providing network coverage

•	Build global reach with limited investment		•	Gain access to potentially new handset manufacturers

•	Meet local consumer demands regarding applications and content		•	Provide customers with latest applications

Selected Vendors			Selected Carriers

[LOGO]			[LOGO]

Competitive Landscape

	[LOGO]	[LOGO]	[LOGO]

Target Markets	U.S. RSAs, Latin America	US Tier 1’s, Europe & Asia Global Carriers	Mexico, Chile, U.S.

Markets Dominated	Latin America	U.S., Europe, Australia	None

Primary Handset Alignment	Samsung	Nokia	Motorola

Competitive Barriers	Nimble, Innovative	800-Pound Gorilla	None

Way to Compete	Value-Added Services;“Handsets Sold”	Fulfillment Strength;“Handsets Touched”	In transition
2005 Revenues (millions)	$146	$2,140	$987

YoY Revenue Growth	99%	21%	20%

Gross Margin	8.3%	6.2%	5.1%
Adj. Operating Income	2.6%	1.5%	(0.7)%

Net Income (from continuing Ops)	1.6%	1.5%	(0.7)%

Source: Company filings

CellStar financials for 12 months ending November 30th.

Wireless in Developing Countries

[GRAPHIC]

“Latin America continues to be CDMA’s fastest growing market. We expect to see over 70 million Latin American CDMA users by 2009.”

The CDMA Development Group

“GSM remains the fastest growing and proven global technology in Latin America and the Caribbean, with 192% annual subscriber base growth.”

Erasmo Rojas, Director of 3G Americas for Latin America

•      Latin American market growing faster than worldwide market:

•      2004: 69% growth

•      2005: 33% growth

•      2006-07: 30% projected growth

•      Strong Growth Drivers

•      Carriers transitioning networks from TDMA to GSM or CDMA

•      New low-priced handsets

•      New subscribers

•      Accelerating replacement cycle

Source:  JP Morgan estimates for mobile handset sales.

InfoSonics’ Strategy

Expand Product Offerings			Latin American Expansion
[GRAPHIC] Strong Long- Term Outlook Capital to Fuel Expansion and Growth
•	Leverage infrastructure to broaden offerings with little incremental cost		•	Build on early success in Latin America and continue to expand in the region

•	Outsourced supply chain services		•	Leverage Big Four Latin American Carriers to expand into other countries
•	Customer base “stickiness”
			•	Introduce VK Mobile to currently untapped markets

Pursue New Vendor Relationships			Drive Further Market Penetration

•	Target nimble and innovative vendors that lack a global presence, like VK Mobile, to create new demand		•	US Tier 2 carriers utilize customization to remain competitive
•	Continue to build out Tier 1 vendor relationships, such		•	Use vendor relationships to break into US Tier 1 carriers
	as Samsung and Nokia		•	New products and services help increase handset churn

Product Offering Expansion

In-House Services			Field Support
[LOGO]
•	Product Customization		•	Marketing / Training

•	Remanufacturing		•	Distribution

•	Warranty Services		•	Homologation

•	Technical Assistance		•	Sell Through

			•	End User Services

Latin American Expansion

[GRAPHIC]

Regional Consolidation

•      Consolidation in Latin America has led to four Major Players

•      IFO maintains strong relationships with all four Majors

•      IFO currently sells only a small percentage of total handsets sold in Latin America, leaving significant growth opportunities

Regional Strategy

•      Leverage Big Four carriers to expand into other countries

•      Introduce VK Mobile to currently untapped markets

•      Eventually penetrate all Latin American countries that make economic sense

Further Market Penetration In the US

The U.S. RSA Channel taken as a whole represents a significant opportunity in an underserved market…

[CHART]	--->	•	Maintain a focus on the RSA Channel
		•	Build on current successes
		•	Continue to expand relationships

Note: Estimated U.S. subscribers is approximately 199 million in Q3 ‘05

Source: Wall Street Research and Company documents

…and the major carriers are beginning to show an interest in up and coming, innovative vendors such as VK Mobile

[LOGO]	--->	•	Use VK Mobile to establish presence with major carriers
		•	Continue to source new vendors with unique products

Experienced Management Team

Name	Position	Years at InfoSonics	Years in Industry

Joseph Ram	Founder, CEO & President	13	20

Abraham Rosler	Executive VP & Director	10	12

Joseph Murgo	VP, Sales & Marketing	5	16

Jeffrey Klausner	Chief Financial Officer	2	2

John Althoff	President, Latin America	1	11

Financial Highlights

Fourth Quarter 2005 Highlights:

•      Revenues increased 79% to $35.0 million

•      Operating income from continuing operations up 498%

•      Gross margins expanded 220 basis points to 8.9%

•      Net income of $0.8 million, or $0.12 per diluted share

2005 Highlights:

•      Revenues doubled to $145.8 million

•      Operating income from continuing operations up 180%

•      Strong gross margins of 8.3%

•      Net income of $2.7 million, or $0.44 per diluted share

Consistent Revenue Growth

[CHART]

Sales By Geography

[CHART]

FY 2005

[CHART]

FY 2004

Strong Operating Income

[CHART]

Note: Income from Continuing Operations before interest and taxes

Superior Gross Margins

•      Strong gross margins of 8.9% in the 4Q 2005

•      Higher margin products and Value-Added Services provide opportunity for margin enhancement

[CHART]

Effective Receivables Management

•      Efficient cash management

•      DSO of 35 days in 2005

[CHART]

Inventory Management

[CHART]

Strong Balance Sheet

•	Cash	$7.7	m

•	Revolving line of credit (drawn down)	$10.0	m

•	Long-Term Debt	$0.0	m

•	Equity	$18.0	m

•	Debt / Equity	0.55

•	Working Capital	$17.0	m

Note: As of December 31, 2005

Near-Term Focus

•      Further penetrate existing customer base

•      Both US and Latin America

•      VK 2006 lineup; introduce minimum of 3 models

•      Open new significant country in Latin America

•      Add additional manufacturers

•      CDMA (entry level and mid-tier)

•      Smart phone (high-end)

•      Entry level (GSM and CDMA)

[LOGO]

It pays to be well connected

The Premier Wireless Handset and Data
Products Distributor for the Americas

March 15, 2006

Montgomery & Co Technology Conference

Santa Monica, CA